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                                                                    EXHIBIT 99.3


PRESS RELEASE                                          Source: EXE Technologies


SSA GLOBAL TECHNOLOGIES TO ACQUIRE EXE TECHNOLOGIES
Monday August 18, 7:32 am ET


SSA GT CEMENTS POSITION AS LEADER IN DELIVERING BUSINESS VALUE TO THE MID-MARKET THROUGH EXTENDED ERP SOLUTIONS

CHICAGO & DALLAS--(BUSINESS WIRE)--Aug. 18, 2003--SSA Global Technologies, Inc.(TM) (SSA GT(TM)), a leading global provider of extended enterprise solutions and services, and EXE Technologies, Inc.(R) (Nasdaq:EXEE - News) today announced the signing of a definitive agreement under which SSA GT will acquire global supply chain execution provider EXE Technologies. Under the agreement, a subsidiary of SSA GT will merge into EXE Technologies and all holders of EXE Technologies outstanding common stock will receive $7.10 per share in cash, which represents an 18 percent premium over EXE Technologies' closing market price on August 15, 2003.

The acquisition is subject to approval of a majority of EXE Technologies shareholders as well as regulatory and certain other customary conditions. It is anticipated that the acquisition will close within 75-100 days. Upon closing, EXE Technologies will be a wholly-owned subsidiary of SSA GT. Ray Hood, the Chairman of the Board of EXE and the holder of 5.9% of EXE Technologies outstanding shares, has agreed to vote in favor of the merger. Stephens Inc. served as the financial advisor to EXE Technologies and has rendered a fairness opinion.

"There is a paradigm shift going on in the industry today and SSA GT is leading the way," said Mike Greenough, president, chairman and CEO of SSA GT. "Companies have invested heavily in core ERP systems and it should not be cost prohibitive to extend the value of those systems. SSA GT is the first company serving the mid-market industry that is positioned to offer best-of-breed solutions, such as EXE, that can extend the value of ERP systems, provide a lower cost of ownership and create significant business value for our customers."

SSA GT believes that EXE will enhance the existing supply chain management and execution functionality within SSA GT's portfolio of solutions. EXE develops software that drives supply chain execution processes, including warehouse management, fulfillment, collaboration, inventory management and supply network execution. EXE prides itself on rapid implementation for faster speed to business value.

"Our two companies share many synergies including industry focus and customer profile," said Joe Cowan, president and CEO of EXE Technologies. "With SSA GT, we believe EXE customers will have a proven, strategic path to gain business value from enterprise solution investments now and well into the future."

SSA GT has experienced nine consecutive quarters of growth and profitability unique in the industry today. In addition, the company has orchestrated several successful acquisitions including Baan, Elevon, Ironside Technologies, Infinium Software and interBiz, the eBusiness division of Computer Associates.

EXE TECHNOLOGIES, INC. PLANS TO FILE WITH THE SEC AND MAIL TO ITS STOCKHOLDERS A PROXY STATEMENT IN CONNECTION WITH THE TRANSACTION. INVESTORS SHOULD CAREFULLY REVIEW EXE TECHNOLOGIES, INC.'S PROXY STATEMENT WITH RESPECT TO THE PROPOSED TRANSACTION WHEN IT IS FILED WITH THE SEC BEFORE MAKING ANY DECISION CONCERNING THE PROPOSED OFFER. THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT EXE TECHNOLOGIES, INC., SSA GT, THE TRANSACTION AND RELATED MATTERS. ONCE FILED, INVESTORS WILL BE ABLE TO OBTAIN THESE DOCUMENTS AND OTHER RELEVANT DOCUMENTS FOR FREE AT THE SEC'S WEB SITE WWW.SEC.GOV, AND AT EXE TECHNOLOGIES, INC.'S WEB SITE, WWW.EXE.COM.

PARTICIPANTS IN SOLICITATION

EXE TECHNOLOGIES, INC., SSA GT, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM EXE TECHNOLOGIES, INC.'S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED ACQUISITION. INFORMATION CONCERNING EXE TECHNOLOGIES, INC.'S PARTICIPANTS IN THE SOLICITATION IS SET FORTH IN THE EXE TECHNOLOGIES, INC.'S FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2003 AND THE FORM 10-K/A FILED ON APRIL 30, 2003.

About EXE Technologies


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EXE Technologies, Inc. (Nasdaq:EXEE - News) is a leading provider of supply chain execution software solutions that deliver the vital, frontline supply chain intelligence to drive customer execution decisions and processes. EXE products and services help customers worldwide reduce inventory and operational costs while increasing customer loyalty and satisfaction. The company provides global service and support from offices located in North America, Europe, the Middle East, Asia and Australia. For more information about EXE Technologies, Inc., visit www.exe.com.

About SSA Global Technologies

SSA Global Technologies, Inc. is a leading provider of extended enterprise resource planning (ERP) solutions for manufacturing, services, and public organizations worldwide. In addition to core ERP applications, SSA GT offers a full range of practical integrated extended solutions including corporate performance management, customer relationship management (CRM), and supply chain management and supplier relationship management. Headquartered in Chicago, SSA GT has 121 worldwide offices serving more than 16,000 customers that represent market-leading companies in over 90 countries. For additional information, visit the SSA GT web site at www.ssagt.com.

SSA Global Technologies and SSA GT are trademarks of SSA Global Technologies, Inc. Other products mentioned in this document are registered, trademarked or service marked by their respective owners.

Forward-Looking Statements. These materials may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Statements in this press release or otherwise attributable to SSA GT or EXE Technologies regarding the business which are not historical fact, including those regarding forecasted revenue, earnings, cash flow and liquidity and the future prospects of its business, are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any "forward-looking statements" in these materials are subject to certain risks and uncertainties that could cause actual results to differ materially from those stated. Any statements that are not statements of historical fact (including without limitation statements to the effect that SSA GT and EXE or its management "believes," "expects," "anticipates," "plans," "looks forward" and similar expressions) should be considered forward-looking statements. Many important factors could cause SSA GT's actual results to differ materially from those expressed in the forward-looking statements made by or on behalf of SSA GT, including, without limitation, the size and timing of license transactions, the effect of economic conditions on the spending patterns of SSA GT's customers, the impact of competitive products and services, the effect of fluctuations in the economy and local currency, the ability of SSA GT to accurately forecast revenue, the ability to maintain adequate cash flow, the ability to maintain a satisfactory credit facility, the relationship between SSA GT and its affiliates and suppliers, the ability to manage costs and expenses, the availability of qualified resources, the ability to develop and enhance products, and other unknown risks including those as may be detailed in other SSA GT filings, reports and releases. SSA GT undertakes no obligation to revise or publicly update these forward-looking statements, whether as a result of new information or otherwise.


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Contact:
     EXE Technologies
     Ken Vines, 214-775-5851
     ken_vines@exe.com
     or
     SSA Global Technologies
     Maria Diecidue, 312-258-6000
     diecidue@ssax.com
     or
     Edelman Public Relations
     Christa Carroll, 312-233-1302
     christa.carroll@edelman.com

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Source: EXE Technologies